Interbank Borrowings (Details) $ in Billions	12 Months Ended
Dec. 31, 2021 USD ($)
Disclosure of borrowings [text block] [Abstract]
Loan provided description	The FCIC1 amounted to US$24 billion for the whole banking system and has maturities of up to 4 years and must be secured by government bonds, corporate bonds or highly rated large commercial loans as collateral.
Line of credit	$ 24
Cash amounted for banks	16
Cash announced	$ 10
Maturity years	2 years